Exhibit 10.5

PURSUANT TO 17 C.F.R. § 240.24b-2, CONFIDENTIAL INFORMATION (INDICATED BY [x]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION

JOINT MARKETING AGREEMENT

THIS JOINT MARKETING AGREEMENT ("Agreement') is entered into on August 14, 2012 (the "Effective Date").

BETWEEN

HUTCHON GLOBAL COMMUNICATIONS LIMITED, a Hong Kong corporation having its registered address at 22nd Floor, Hutchison House, 10 Harcourt Road, Central, Hong Kong (hereinafter "HGC"), on behalf of itself and its subsidiaries (Including the subsidiaries Incorporated under the laws of the United States of America);

AND

Continuityx Solutions, Inc, a company incorporated under the laws of Delaware and having its registered address at 610 State Route 116, Suite C, Metamora, IL 61548 (hereinafter "ContinuityX");

(Both HGC and ContinuityX shall be collectively referred to as the "Parties" and individually as "Party")

WHEREAS:

(A)
ContinuityX is a service provider in The United States of America (The USA). ContinuityX owns either directly or via its Affiliates, rack space, power, equipment as well as cable capacity into, and around Coresite's One Wilshire facility, as well as extending into Los Angeles, New York, etc and into the USA and in addition also maintains marketing, support, operations, and sales resources in The USA.

(B)
HGC, either directly or via its Affiliates, owns equipment as well as Intra—Asian cable capacity and in addition also maintains marketing, support, operations, and sales resources throughout the Asia Pacific region.

(C)	HGC and ContinuityX desire to coordinate their efforts and resources for the purpose of marketing, selling, and provisioning certain telecommunications services on The ContinuityX Facilities.

NOW THEREFORE, the Parties, in consideration of the mutual covenants and agreements hereinafter set forth, agree as follows:

DEFINITIONS —

"Affiliate" — of a Party shall mean that Party's holding company(ies) or subsidiary(ies) or any other subsidiary(ies) of its holding company.

"A-end" or "Ingress Port"— shall mean that end of the Services from where the ordered circuit is originated. For the avoidance of doubt, the "A-End" provider in this agreement may not necessarily be the same as the "Contracting Party.

"AT&T Datacentres" — shall mean the datacentre(s) as particularized in Annex 5 (which may be updated from time to time upon mutual agreement of the Parties)

"BCE Nexia Datacentres" — shall mean the datacentre(s) as particularized in Annex 5 (which may be updated from time to time upon mutual agreement of the Parties)

"B-end" or "Egress Port" — shall mean the portion of the Service commencing at the "A-End" network's demarcation point to the terminating end(s) of the ordered circuit(s).

"Blue City Services" or "Services" shall mean the services as more fully described in Annex 1.

PURSUANT TO 17 C.F.R. § 240.24b-2, CONFIDENTIAL INFORMATION (INDICATED BY [x]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION

"Business Day" — shall mean a day on which banks are open for general banking business in both Hong Kong and the USA.

"Contracting Party" — shall mean, with respect to a particular Customer Contract, the Party that enters into the Customer Contract with a Customer for the provision of Services and is responsible for subsequently billing the Customer. For the purpose of this agreement, HGC will exclusively be the Contracting Party.

"Circuit" — has the meaning set out in Article 1.1.

"Customer" — shall mean a customer which has purchased Services from a Contracting Party as contemplated in this Agreement.

"Customer Contract" — shall mean a contract for the sale of Services between a Contracting Party and a Customer,

"Effective Date" — shall mean the date this Joint Marketing Agreement stands signed by both parties.

"Hong Kong" — shall mean the Hong Kong Special Administrative Region of the People’s Republic of China,

"IPLC" — shall mean international private leased circuit.

"Los Angeles Datacentres" —shall mean the datacentre(s) as particularized in Annex 5 (which may be updated from time to time upon mutual agreement of the Parties)

"Nap of Americas Datacentres" — shall mean the datacentre(s) as particularized in Annex 5 (which may be updated from time to time upon mutual agreement of the Parties)

"NOC" — of either party shall mean their respective Network Operations Center.

"Participating Party" — shall mean, with respect to a particular Customer Contract, the Party to this Agreement which is not the Contracting Party.

"Revenue Share" — shall mean the distribution of billed revenue or Floor Price (as the case may be) from collected receivables, as shared between the two providers of the "A-End" and -End(s)". Unless clearly agreed to otherwise in particular cases, the revenue share will be governed in accordance with the provisions in Annex 2.

"Service Date" — shall mean the date on which the Parties have implemented their respective facilities on the Circuit.

"Sidera Datacentres" — shall mean the datacentre(s) as particularized in Annex 5 (which updated from time to time upon mutual agreement of the Parties)

"Telx Datacentres" — shall mean the datacentre(s) as particularized in Annex 5 (which updated from time to time upon mutual agreement of the Parties)

"Term" — shall mean the term set out in Article 4.1 as the same may be extended pursuant 4.1

"The ContinultyX Facilities" — shall mean all the facilities owned by ContinuityX on which ContinuityX and HGC shall put at the disposal of this joint marketing initiative, as particularised in Annex 5 (which may be updated from time to time upon mutual agreement of the Parties).

PURSUANT TO 17 C.F.R. § 240.24b-2, CONFIDENTIAL INFORMATION (INDICATED BY [x]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION

1.	SCOPE

1.1
Services - HGC and ContinuityX agree to jointly utilize The ContinuityX Facilities from which the Parties will sell the Blue City Services to their respective end-users. HGC and ContinuityX shall each arrange and provide the following facilities to implement the Blue City Services:

(i)
ContinuityX will either directly or through its Affiliates and/or underlying carriers provide full and unfettered access to The ContinuityX Facilities and will provide and maintain such equipment, facilities, connectivity, operational and monitoring support at ContinuityX's NOC in Los Angeles as deemed necessary: (a) to enable the implementation and provisioning of the Blue City Services; and (b) to support the sales by the Parties of the Blue City Services.

ContinuityX shall further provide the HGC's NOC full and unfettered visibility into the ContinuityX Facilities via portal(s) made available by ContinuityX at its own cost.

For the purpose of consistency in network management and to be enable it to fulfill its responsibilities as the "Contracting Party", HGC will have overall management control over customer circuits and hence ContinuityX shall ensure that the ContinuityX's NOC and network management services shall be provided in accordance with HGC's Operational Guide and Requirement which set forth in Annex 6 and will respond commensurately to all HGC's instructions as deemed necessary.

(ii)
HGC will either directly or through its Affiliates and/or underlying carriers provide and maintain international access for The ContinuityX Facilities. Additionally, the ContinuityX Facilities will cross-connect to the HGC's equipment via the meet-me room, HGC-owned global Blue City virtual meet-me room and breakout service suite. The cost of such local cross-connection from HGC's equipment to the meet-me room will be the responsibility of HGC and the local cross-connection from the meet-me room to ContinuityX Facilities will be the responsibility of ContinuityX and any other related costs shall be mutually agreed by the Parties. HGC shall also provide and maintain such equipment, facilities, connectivity, operational and monitoring support at the HGC's POP in Hong Kong as deemed necessary: (a) to enable the implementation and provisioning of the Blue City Services; and (b) to support the sales delivered through the ContinuityX "A-End" or to the ContinuityX "B-End' as the case may be.

(iii)	HGC shall provide and maintain capacities on other cable circuits to be connected to The ContinuityX Facilities for the provision in rest of the world.

(iv)	ContinuityX may not sell any services from and outside The ContinuityX Facilities that directly or indirectly competes with the Blue City Services.

1.2	The Parties may expand the arrangements set forth in Article 1.1 to include extending The ContinultyX Facilities into and around datacenters in other cities.

1.3
Each Party agrees that the arrangements set forth in Article 1.1 shall be provided by the parties on a non-exclusive basis. Subject to Article 1.1 (iv), the Parties are free to conduct their business independently and provide or obtain the Services to or from alternative suppliers as the case may be.

1.4	The Parties may mutually agree in writing to expand the Services listed under Annex 1.

2.	PROVISION OF SERVICES AND OPERATIONAL AND COMMERCIAL MATTERS

2.1
The Parties shall jointly promote the Blue City Services on The ContinuityX Facilities provided that HGC has overriding right to reject any order from customer lead(s) that is introduced to HGC by ContinuityX. For the customer(s) introduced to HGC by ContinuityX, HGC would do the credit check on the customers before HGC to accept the order from the customer(s). Within ten (10) days of the Effective Date, the Parties will agree to the terms of the Standard Customer Contract template for selling the Blue City Services on The ContinuityX Facilities.

2.2
Notwithstanding anything to the contrary in this Agreement, HGC shall be entitled to promote and sell the Blue City Services outside The ContinuityX Facilities, across its global network, including to its other Blue City initiatives. In all such cases, HGC shall be the Contracting Party for the end-to-end service.

PURSUANT TO 17 C.F.R. § 240.24b-2, CONFIDENTIAL INFORMATION (INDICATED BY [x]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION

2.3	The Parties shall coordinate the management of their respective facilities and capacity utilized in the provision of their respective components of the Blue City Services as provided for herein. If any additional services are required by a Customer outside the scope of Article 1, the Parties shall discuss in good-faith the cost-bearing responsibility and compensation in respect of such additional services.

2.4	Upon acceptance of a Customer order by HGC, the Contracting Party shall provide the order form and terms and conditions to the Participating Party to enable their portion of the provision of the Services.

2.5	A Contracting Party shall be the sole point of contact for its own Customer(s) with respect to implementation and provisioning as well as network management and customer service (including billing).

2.6	HGC and ContinuityX respectively agree to perform their respective obligations set out in Article 1.1 in respect of the Services in accordance with the Agreed SLA.

2.7	ContinuityX shall comply with the service level agreement ("Agreed SLA") for HGC which is set out in Annex 4. If there is any non-compliance of the Agreed SLA and HGC demands service credit, ContinuityX shall be responsible for the service credit payable to HGC pursuant to the calculation as set out in Annex 3.

3.	SERVICES PRICING AND REVENUE SHARE AND OUTPAYMENT

3.1	The Contracting Party shall be free to sell the Blue City Services to all Customers or an end-to-end basis based on the pricing guidelines set forth in Annex 2. As consideration for the sale as well as its respective provision of "A-End" or "B-End" (as the case may be) facilities and resources pursuant to this Agreement and upon activation of the relevant service, the Participating Party in respect of a Customer Contract will share the revenue and bear the expenses and payment incurred for each sale of Services by the Contracting Party pursuant to this Agreement based on the principles listed in and the revenue share and outpayment table as set forth in Annex 2. For the Services sold over The ContinuityX Facilities, HGC and ConlinuityX will set a floor price ("Floor Price") which set forth in Annex 2, i.e. the lowest price that HGC can sell to a Customer, for the Blue City Services listed. For the avoidance of doubt, the Floor Price for the Services sold over the ContinuityX Facilities shall be arrived jointly. Both Parties by mutual agreement may adjust the Floor Price on a case-by-case basis. For each Customer Contract, the Contracting Party shall provide the Participating Party with information necessary for implementation of the Services and revenue sharing purposes (e.g. duration of Customer Contract, location for circuit termination, bandwidth required, and revenue shared with the Participating Party) no later than ten (10) days from the date of execution of the relevant Customer Contract

3.1A	The colocation facilities of Telx Datacentres, Nap of Americas Datacentres, Los Angeles Datacentres, AT&T Datacentres, Sidera Datacentres & BCE Nexia Datacentres, including but not limited to cabinets, power and cross-connect shall be made available by ContiuityX to HGC and HGC is allowed to resell the above mentioned colocation facilities under the Blue City brand. The price of cabinets, power and cross-connect from ContinuityX to HGC shall be according to the prices as set out in Clause 3 of Annex 2. The price shall be reviewed regularly and shall be in a competitive market price.

3.2	For each Customer Contract, the relevant Contracting Party will be responsible for filling and collecting the total amount charged to such Customer(s) including any applicable taxes e.g. value-added taxes, sales taxes, and duties or levies imposed by any government or governmental entity. For the avoidance of doubt, all amounts payable hereunder by one Party to the other Party pursuant to this Agreement are exclusive of all applicable value added tax, sales taxes and duties or levies or other taxes imposed by any authority, government or government agency.

PURSUANT TO 17 C.F.R. § 240.24b-2, CONFIDENTIAL INFORMATION (INDICATED BY [x]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION

3.3	A Participating Party in respect of a Customer Contract shall at the end of each calendar month issue a monthly invoice for the relevant Services provided during that month calculated pursuant to the revenue share principles and table set forth in Annex 2. The invoiced amounts shall be due and payable by the Contracting Party in respect of that Customer Contract in U.S. Dollars within thirty (30) days from the date of receipt or deemed receipt of the invoice. The Contracting Party shall be solely responsible for any uncollectible amounts from the Customer whether due to bad debt, or customer default or early termination of Services. if either Party in good faith disputes any invoiced amount or any amounts that may be due pursuant to this Agreement, it shall submit to the other Party within thirty (30) days following receipt of such disputed invoice or amount together with written documentation identifying the amounts which are in dispute. The Parties shall investigate the matter and upon mutual agreement a credit against future invoices or amounts due/payable will be issued by the other Party. The Parties agree to jointly develop an invoicing and revenue flow tracking system in order to comply with the obligations set forth herein.

3.4	Invoice dispatched by air mail shall be conclusively deemed to have been received by the addressee on the 10th Business Day from the date of posting thereof, provided that if a copy of the invoice has been hand-delivered to the addressee, the invoice shall be conclusively deemed to have been received by the addressee on the day of delivery.

3.5	In addition to the remedies provided in this Agreement, all amounts due hereunder to a Party hereunder that are not paid on the due date shall accrue interest from the day following the (date on which payment was due until paid in full. Interest shall be computed at a rate of 1% per month, beginning on the day following the date on which payment was due, and continuing until paid in full

4.	TERM AND TERMINATION

4.1	Subject to clause 4.2, this Agreement shall commence on the Effective Date and shall continue for a term of three (3) years from the Service Date ("Term"). Thereafter the Term of this Agreement may be extended, by mutual agreement of the Parties in writing, for additional periods of three (3) years each unless terminated by either Party by providing to the other party no less than six (6) months written notice of termination prior to the end of the Term or the then-current renewal term, as applicable.

4.2	This Agreement shall be terminated at any time upon mutual agreement of the Parties.

4.3	In addition to any other rights at law or in equity, either Party may terminate this Agreement immediately in the event that the other Party (i) becomes insolvent or bankrupt or ceases paying Its debts generally as they mature; or (ii) commits a breach of any of the terms of this Agreement and fails to remedy such breach within thirty (30) days after receipt of written notice thereof from the non-breaching party.

4.4	This Agreement may be terminated immediately, at the sole discretion of HGC, if: (i) fiber connecting the various locations outlined in Annex 5 including that connecting the locations to the Coresite meet-me rooms is no longer available; or (ii) collocation facilities in the locations outlined in Annex 5 are no longer available; or (iii) dual power in the locations outlined in Annex 5 is no longer available; or (iv) the equipment facility located in the datacenters listed in Annex 5 as HGC deems necessary to implement the Service becomes obsolete without any appropriate and timely replacement.

4.5	The expiration or termination, for any reason, of this Agreement shall be without prejudice to the rights of either Party against the other Which may have accrued on or prior to the date of such expiration or termination.

4.6	The expiration or termination of this Agreement shall not affect the validity and continuance of all Customer Contracts executed prior to such expiration or termination. ContinuityX and HGC both agree that each of them shall continue to provide the Services to the other in accordance with the terms of this Agreement to enable the other Party to duly perform all Customer Contracts which are at that time still in existence. In addition, both Parties agree that neither Party shall transfer a Customer onto its own proprietary facilities before the relevant Customer's Contract expires.

PURSUANT TO 17 C.F.R. § 240.24b-2, CONFIDENTIAL INFORMATION (INDICATED BY [x]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION

5.	LIMITATION OF LIABILITY

5.1	All conditions, warranties and representations implied by law in relation to the prevision of Services by either Party under this Agreement are excluded unless otherwise specified in this Agreement.

5.2	In no event shall either Party be liable to the other Party for consequential, special or indirect losses or damages howsoever arising and whether under contract, tort or otherwise (including, without limitation, third party claims, loss of profits, loss of customers, or damage to reputation or goodwill).

5.3	Without limiting Articles 5.1 and 5.2 above, neither Party shall be under any liability whatsoever (whether in tort or contract or otherwise) to the other for any costs, expense, loss, damage or compensation arising out of or in connection with any incorrect record, omission, transmission, communication, mixing or divulging of messages or any destruction of messages.

5.4	Nothing under this Article shall limit or exclude either Party's liability which is not permitted to be limited or excluded under English law.

6.	ASSIGNMENT

This Agreement is personal to the Parties hereto and may not be assigned or transferred by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld except that HGC or ContinuityX shall have the right to assign this Agreement without consent to an Affiliate by providing reasonable written notice to the other Party.

7.	FORCE MAJEURE

No failure or omission by either Party to comply with any of the terms and conditions of this Agreement shall give rise to any claim against such Party or be deemed a breath of this Agreement if such failure or omission arises from an act of God, an act of Government, or any other circumstance commonly known as force majeure.

8.	CONFIDENTIALITY

8.1	For a period of two (2) years from the date of disclosure thereof, each Party shall maintain the confidentiality of the terms and conditions of this Agreement as well as all information or data of any nature ("Information") provided to it by the other Party hereto provided such Information contains a conspicuous marking identifying it as "Confidential" or "Proprietary". Each Party shall use the same efforts (but in no case less than reasonable efforts) to protect the information it receives hereunder as it accords to its own information. The above requirements shall not apply to information which is already in the possession of the receiving Party through no breach of an obligation of confidentiality to the disclosing Party or any third Party, is already publicly available through no breach of this Article 8, or has been independently developed by the receiving Party. This Agreement shall not prevent any disclosure of information pursuant to applicable law or regulation or court order, provided that prior to making such disclosure, the receiving Party shall use reasonable efforts to notify the disclosing Party of this required disclosure. All information provided by any Party to the other hereunder shall be used solely for the purpose for which it is supplied.

8.2	All information shall remain the property of the Party releasing it, and such information including all copies thereof, shall be returned to the other Party or destroyed, upon request and, in any event, upon termination of this Agreement.

PURSUANT TO 17 C.F.R. § 240.24b-2, CONFIDENTIAL INFORMATION (INDICATED BY [x]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION

8.3	Without the prior written consent of the other party hereto neither Party shall (i) refer to itself as an authorized representative of the other Party hereto in promotional, advertising, or other materials, (ii) use the other Party's logos, trade marks, service marks, or any variations thereof in any of its promotional, advertising, or other materials, or (iii) release any public announcements referring to the other Party or this Agreement without first having obtained such Party's prior written consent.

8.4	The Parties acknowledge and agree that, in the event of a breach or threatened breach by any party of any provision of this Article 8, the other Party will have no adequate remedy in money or damages and, accordingly, shall be entitled to seek an injunction against such breach from any court of law accepting jurisdiction.

8.5	This Article 8 will survive termination of this Agreement.

9.	NOTICE

All notices, requests, or other communications hereunder shall be in writing, addressed to the parties as follows:

If to ContinuityX:	ContinuityX Solutions, Inc
610 State Route 116, Suite C,
Metamora, IL 61548
Attention: CEO — David Godwin
Facsimile: (309) 267 2801

If to HGC :	Hutchison Global Communications Limited
19th Floor, Hutchison Telecom Tower
99 Cheung Fai Road, Tsing Yi, Hong Kong
Attention: Vice President International Business
Facsimile: (852) 2186 6898

With a copy to:

22th Floor, Hutchison House,
10 Harcourt Road, Central,
Hong Kong
Attention: Company Secretary
Facsimile:

Notices mailed by registered or certified mail shall be conclusively deemed to have been received by the addressee on the 7th Business Day following the mailing thereof. Notices sent by telex or facsimile shall be conclusively deemed to have been received when the delivery confirmation is received, If either Party wishes to alter the address to which communications to it are sent, it may do so by providing the new address in writing to the other Party.

10.	COMPLIANCE WITH LAWS

This Agreement and the continuance hereof by the Parties is contingent upon the obtaining and the continuance of such approvals, consents, governmental and regulatory authorizations, licenses and permits as may be required or deemed necessary by the Parties, and the Parties shall use commercially reasonable efforts to obtain and continue the same in full force and effect.

The Parties shall endeavor to exert commercially reasonable efforts, from time to time to Provide a level of Services in accordance with the relevant International Telecommunications Union ("ITU") recommendations or such other level of service as may be mutually agreed,

PURSUANT TO 17 C.F.R. § 240.24b-2, CONFIDENTIAL INFORMATION (INDICATED BY [x]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION

11.	MISCELLANEOUS

11.1	The Parties shall work together to minimize the taxes imposed for the Services rendered under this Agreement and the taxes imposed on the respective Parties and/or its Affiliates for operating fiber optic systems around the world.

11.2	Any Article or any other provision of this Agreement which is or becomes illegal, invalid or unenforceable shall be severed herefrom and shall be ineffective to the extent of such illegality, invalidity or unenforceability and shall not affect or impair the remaining provisions hereof, which provisions shall be severed from any illegal, invalid or unenforceable Article or any other provision of this Agreement and shall otherwise remain in full force and effect.

11.3	No waiver by either Party to any provisions of this Agreement shall be binding unless made in writing, any such waiver shall relate only to such specific matter, non-compliance or reach to which it relates to and shall not apply to any subsequent matter, non-compliance or breach).

11.4	The relationship between the Parties shall not be that of partners, and nothing herein contained shall be deemed to constitute a partnership between them or a merger of their assets or their fiscal or other liabilities or undertakings. Neither Party shall have the right to bind the other Party, except as expressly provided for herein.

11.5	This Agreement shall be governed by the laws of England, without reference to its principles of conflict of laws. Any difference, controversy or claim arising out of or relating to this Agreement shall be resolved by the Parties by binding arbitration under the United Nations Commission on International Trade Law (UNCITRAL) Arbitration Rules. The arbitration shall be heard by one arbitrator mutually agreed by the Parties in accordance with the UNCITRAL Rule in effect on the date of the arbitration. The place of arbitration shall be London and the arbitration proceedings shall be conducted in the English language. The award rendered by the arbitrator shall be final and enforceable in any court having jurisdiction thereto.

11.6	This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all such counterparts together shall constitute one and the same instrument.

11.7	This Agreement, including the following Annexes:

Annex 1	Services Description
Annex 2	Services Pricing and Revenue Sharing
Annex 3	Service Credit Calculation
Annex 4	Service Level Agreement (Agreed SLA)
Annex 5	The ContinuityX Facilities
Annex 6	Operational Guide and Requirement

represents the entire understanding between the Parties in relation to the matters herein and supersedes all previous agreements made between the Parties, whether oral or written. This Agreement may only be modified by a writing signed by both Parties.

11.8	Notwithstanding anything herein contained, this Agreement shall be enforceable and binding as against the successors-in-title and permitted assigns of the respective Parties herein.

PURSUANT TO 17 C.F.R. § 240.24b-2, CONFIDENTIAL INFORMATION (INDICATED BY [x]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION

IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate; or caused this Agreement to be executed in duplicate by a duly authorized officer, as of the date first above written.

HUTCHISON GLOBAL COMMUNICATIONS LIMITED		Continues Solutions, Inc

By:	/s/ Andrew Kwok	By:	/s/ David P. Godwin
Name:	ANDREW KWOK	Name:	DAVID P. GODWIN
Title:	PRESIDENT	Title:	CEO

PURSUANT TO 17 C.F.R. § 240.24b-2, CONFIDENTIAL INFORMATION (INDICATED BY [x]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION

ANNEX 1

SERVICES DESCRIPTION

1.	THE SERVICES THE BLUE CITY SERVICE, consists of the following:-

1.1	Cross Connection Cross connection service provides physical circuit connection between two parties' of circuits inside blue city's premise. The types of cross connection are copper, coaxial and fiber.

1.2	Virtual Meet-Me Room Virtual Meet-Me Room allows the circuit cross connection to be made between one blue city premise and another blue city premise.

1.3
Ingress / Egress Ports

Ingress / Egress Ports provide bandwidth demuxing and protocol conversion to all customer circuits connected to blue city premises. Customers don't need to have its own equipment to provide demuxing and conversion facilitating the cross connection with other parties.

1.4	Colocation and Remote Hands

Colocation provides space and power equipped with telecom facility environment for customer's equipment and operation. Remote hands provides professional technical to operate and maintain customer's equipment under customers Instructions.

PURSUANT TO 17 C.F.R. § 240.24b-2, CONFIDENTIAL INFORMATION (INDICATED BY [x]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION

ANNEX 2

SERVICES PRICING AND REVENUE SHARING

1.	The Floor Price on Ingress, Egress and co-location facilities
(to be agreed upon mutual agreement of the Parties)

2.	The Revenue Share
is decided on the basis of who is the "A-End" provider, and not on the basis of who is the “Contracting Party”.

2.1
Ingress on ContinuityX, Egress on ContinuityX: When ContinultyX is both the "A-End" provider (the "Ingress Port") and "B-End" provider, ContinuityX and HGC is respectively entitled to XXX and XXX of billed and collected revenues from both Ingress Port and Egress Port, as long as the sale is at the Floor Price (as defined in 3.1) or higher. ContinuityX will be consulted in case that the Contracting Party intends to sell at under the Floor Price, and the revenue share will be adjusted accordingly on mutual agreement and on case-by-case basis.

All outpayment (i) from Customer end to and at Ingress Port, (ii) for connection between Ingress Port and Egress Port and (iii) from Egress Port to Customer end shall be borne by ContinuityX.

Ingress on ContinuityX, Egress on ContinuityX Revenue share

	Ingress ( billed and collected revenue)	Egress ( billed and collected revenue)
HGC	XXX	XXX
CominuityX	XXX	XXX

Outpayment

Customer end to Ingress Port	Ingress Port	Connection between 2 Ports (via The ContinuityX Facilities)	Egress Port	Egress Port to customer end
ContinuityX responsible		ContinuityX responsible	ContinultyX responsible

2.2
Ingress on ContinultyX, Egress on HGC: When ContinultyX is the "A-End" provider (the "Ingress Port") and HGC is the "B-End" provider (the "Egress Port"), ContinuityX and HGC is respectively entitled to XXX and XXX of billed and collected Ingress Port revenues as long as the Ingress Port sale is at the Floor Price (as defined in 3.1) or higher. XXX XXX XXX XXX XXX. ContinuityX will be consulted in case that the Contracting Party intends to sell the Ingress Port at under the Floor Price, and the revenue share will be adjusted accordingly on mutual agreement and on case-by-case basis.

Outpayment from Customer end to and at Ingress Port and that for connection between Ingress Port and Egress Port shall be borne by ContinuityX, whereas the outpayment from Egress Port to Customer end shall be borne by HGC.

Ingress on ContinuityX, Egress on HGC
Revenue Share

	Ingress ( billed and collected revenue)	Egress ( billed and collected revenue)
HGC	XXX	XXX
CominuityX	XXX	XXX

PURSUANT TO 17 C.F.R. § 240.24b-2, CONFIDENTIAL INFORMATION (INDICATED BY [x]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION

Outpayment

Customer end to Ingress Port	Ingress Port	Connection between 2 Ports (via The ContinuityX Facilities)	Egress Port	Egress Port to customer end
ContinuityX responsible		ContinuityX responsible	HGC responsible

2.3
Ingress on HGC, Egress on ContinuityX: When ContinultyX is the "B-End" provider (the "Egress Port") and ContinultyX and HGC is respectively entitled to XXX and XXX of Egress Port Floor Price. XXX XXX XXX XXX XXX. ContinuityX will be consulted in case that the Contracting Party intends to sell the Egress Port at under the Floor Price, and the revenue share will be adjusted accordingly on mutual agreement and on case-by-case basis.

Outpayment from Customer end to and at Ingress Port shall be borne by HGC, whereas the outpayment for connection between Ingress Port and Egress Port and outpayment from Egress Port to Customer end shall be borne by ContinultyX.

Ingress on ContinuityX, Egress on ContinuityX
Revenue Share

	Ingress (Floor Price)	Egress (Floor Price)
HGC	XXX	XXX
CominuityX	XXX	XXX

Outpayment

Customer end to Ingress Port	Ingress Port	Connection between 2 Ports (via The ContinuityX Facilities)	Egress Port	Egress Port to customer end
HGC responsible		ContinuityX responsible	ContinuityX responsible

2.4	In the event that there is any changes in the scope of the Blue City Services, the Revenue Share as set out above will be revised subject to mutual agreement of the Parties.

3.	Co-location facilities
For Telx Datacentres; Nap of Americas Datacentres; Los Angeles Datacentres; AT&T Datacentres; Sidera Datacentres & BCE Nexia Datacentres, the charges from CantinuityX to HGC shall be as below:

	Item	Non Recurring Charge	Monthly Recurring Charge	Revenue Share ratio (on billed revenue)

1.	42U Cabinet	US$0	US$0	XXX XXX XXX
2.	AC Power 120VAC, 20Amp circuit (A feed)	US$0	US$0	XXX XXX XXX
3.	AC Power 120VAC, 20Amp circuit (B feed)	US$0	US$0	XXX XXX XXX
4.	DC Power -48V, 20Amp circuit	US$0	US$0	XXX XXX XXX
5.	Cross-Connect within a datacenter (intro cross-connect)	US$0	US$0	XXX XXX XXX
6.	Cross-Connect between two datacenters (inter cross-connect)	US$0	US$0	XXX XXX XXX

PURSUANT TO 17 C.F.R. § 240.24b-2, CONFIDENTIAL INFORMATION (INDICATED BY [x]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION

ANNEX 3

SERVICE CREDIT CALCULATION

Service Outage Credit

A Service Outage Credit is calculated as a percentage (%) (as stated in table below) of the monthly port or circuit charge applicable to the relevant port or circuit.

SERVICE OUTAGE TIME (Monthly)	SERVICE OUTAGE CREDIT
>44 minutes - 4 hours	4%
>4 hours - 8 hours	6%
>8 hours - 12 hours	10%
>12 hours	20%

1.	Service Outage Credit Condition

1.1
HGC shall be entitled to set off the Service Outage Credit granted during a particular month against the monthly circuit charge payable by it to ContinuityX for the next following month provided that HGC has duly paid in full all charges payable to ContinuityX up to such time.

1.2	In the event of a deficiency with the service, HGC should contact ContinuityX. The granting of Service Outage Credit is contingent upon HGC having filed a trouble ticket with ContinuityX

1.3
For the purpose of calculating Service Outage Credits, the following are not service deficiency and the Services will not be deemed to be unavailable if the unavailability or deficiency arises from or is caused wholly or in part by the following:

a.
Maintenance: Any impact on service resulting from maintenance actions requested by or attributed to HGC, or from scheduled or routine ContinuityX maintenance or network enhancement operations. ContinultyX will notify HGC fourteen (14) working days in advance of a scheduled maintenance period. ContinuityX will endeavour to schedule maintenance at a time agreeable to HGC.

b.
Failure or fault of applications, equipment or facilities located on HGC's premises, whether or not supplied by ContinultyX, and failure or fault of HGC's applications, equipment or facilities wherever located.

c.	Acts or omissions of the HGC or its agents, subcontractors or employees or any user of the service authorized by the ContinuityX, or any use of the service authorized by the HGC.

d.	Force Majeure or other reasons beyond ContinuityX's reasonable control.

1.4
If there are multiple target objective failures resulting from a single incident or during one specific time frame, these multiple failures shall not be aggregated for the purpose of calculating the Service Availability or Service Outage Credit. Instead, only the single failure resulting from such single incident or during that one specific time frame which produces the maximum service outage credit will be taken into account for such purpose.

1.5	Unless otherwise defined in the order or contract applicable to the circuit in question, "Force Majeure" shall for the purpose of the Agreed SLA as set in Annex 4 mean events or circumstances that is beyond the reasonable control of the party sought to be held liable for performance (the "Responsible Party"), including, but not limited to, any: (i) delay in obtaining or failure to obtain or renew any permit or governmnet authorization required for the performance of the relevant order or contract or the Agreed SLA, so long as such delay is not caused by or due to any act or omission of the Responsible Party, (ii) act of God or of the public enerny, (iii) action, or failure to act, of any governmental authority, (iv) war or warlike operations, (v) civil war or commotion, mobilization, military call-up and acts of similar nature, (vi) revolution, rebellion, sabotage, insurrection or riot, (vii) draught, fire, flood, lightning, epidemic or quarantine restriction, (viii) strike or other labor action, (ix) freight embargo, (x) unworkable weather.

PURSUANT TO 17 C.F.R. § 240.24b-2, CONFIDENTIAL INFORMATION (INDICATED BY [x]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION

ANNEX 4

SERVICE LEVEL AGREEMENT ("AGREED SLA")

1.	Problem Resolution and Coverage

1.1	ContinuityX shall work with HGC to correct service deficiencies.

1.2	ContinuityX's Mean Time to Restore (MTTR) goal is four (4) hours. ContinuityX shall use reasonable commercial efforts to resolve service problems with HGC within this time frame.

1.3	The overall service availability and service outage time are calculated on a calendar monthly basis. The service outage time will be re-set to zero on the first day of each calendar month.

2.	Circuit Performance and Outages

2.1	Target Objective

2.1a.	For SDH, SONET or related service
Circuit Performance: Minimum performance is as follows:

CIRCUIT PERFORMANCE	VALUE
Bit Error Rate (BER)	10-8
Synchronization Loss	3
Error Free Seconds (EFS)	99.9%
Service avaliability: 99.9%

2.1b.	For EoSDH, EoSONET or related service types
Circuit Performance: Minimum performance is as follows:

CIRCUIT PERFORMANCE	VALUE
Packet Error Ratio	0.1%
Service availability: 99.9%

PURSUANT TO 17 C.F.R. § 240.24b-2, CONFIDENTIAL INFORMATION (INDICATED BY [x]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION

ANNEX 5

THE CONTINUITYX FACILITIES

The ContinuityX Facilities shall consist of ContinuityX's Equipment Facility, Co-location Facility and the Connection Faculty.

1.	THE CONTINUITYX'S EQUIPMENT FACILITY ARE LOCATED IN THE FOLLOWING DATACENTERS. THE RACK SPACE, THE CROSS-CONNECT, THE POWER, ETC IN THE DATACENTERS ARE CLASSIFIED AS CONTINUITYX'S CO-LOCATION FACILITY

(i)	36 North East 2nd Street, Miami, FL, USA
(ii)	56 Marietta Street, Atlanta, GA, USA
(iii)	60 Hudson Street, New York, NY, USA
(iv)	100 Delawanna Aveneue, Clifton, NJ, USA
(v)	111 Eighth Avenue, New York, NY, USA
(vi)	113 N. Myers Street, Charlotte, NC, USA
(vii)	120 East Van Buren Street, Phoenix, AZ, USA
(viii)	200 Paul Avenue, San Francisco, CA, USA
(ix)	300 Boulevard East, Weehawken, NJ, USA
(x)	350 East Cermak Road, Chicago, IL, USA
(xi)	600 South Federal Street, Chicago, IL, USA
(xii)	600 West7th Street, Los Angeles, CA, USA
(xiii)	1100 Space Park Drive, Santa Clara, CA, USA
(xiv)	2323 Bryan Street, Dallas, TX, USA
(xv)	2820 Northwestern Parkway, Santa Clara, USA
(xvi)	8435 Stemmons Freeways, Dallas, TX, USA

The datacenters (i) to (xvi) listed above are classified as Telx Datacentres.

(i)	36 North East 2°4 Street, Miami, FL, USA

The datacenter (i) listed above are classified as Nap of Americas Datacentres.

(i)	530 West 6"' Street, Los Angeles, CA, USA
(ii)	624 South Grand Avenue, Los Angeles, CA, USA
(iii)	650 South Grand Avenue, Los Angeles, CA, USA
(iv)	800 South Hope Street, Los Angeles, CA, USA

The datacenters (i) to (iv) listed above are classified as Los Angeles Datacentres.

(i)	3 Corporate Place, Piscataway, NJ, USA
(ii)	2500 Riva Road, Annapolis, MD, USA
(iii)	5732 Pacific Center Boulevard, San Diego, CA, USA 17300
(iv)	Washington 99, Lynnwood, WA, USA
(v)	21571 Beaumeade Circle, Ashburn, VA, USA

The datacenters (i) to (v) listed above are classified as AT&T Datacentres.

(i)	165 Halsey Street, Newark, NJ, USA
(ii)	401 North Broad Street, Philadelphia, PA, USA

The datacenters (i) to (ii) listed above are classified as Sidera Datacentres.

(i)	To be mutually agreed by the Parties

The datacenter (i) listed above are classified as BCE Nexia Datacentres.

2.	THE CONNECTION FACILITY The copper, coaxial and fiber facilities that connect ContinultyX's Equipment Facility

PURSUANT TO 17 C.F.R. § 240.24b-2, CONFIDENTIAL INFORMATION (INDICATED BY [x]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION

ANNEX 6

OPERATIONAL GUIDE AND REQUIREMENTS

Operation Guide and Requirements for Blue City Project

Below is the operation guide and requirements for HGC Blue City partners for fault handling. This document covers circuit level fault cases, colocation service, Network Management System and Ticket System requirement.

A) For Fault cases handling

A i) Customer reports fault case to HGC

●	HGO INOC receives fault case from customer.

●	HGC INOC will report to partner with partner circuit ID with fault symptoms by phone, email or web portal.

●	Partner should create ticket to HGC INOC immediately and send a acknowledge email to HGC INOC common email box

●	Partner should update all action logs with timestamp in the ticket system. HGC INOC can access this action log anytime through the partner provided portal.

●	The timeline is applied for office and non-business hours.

Within 15 min.
●	Partner should provide preliminary ticket update to HGC INOC by phone and record more details findings in ticket system portal.

After 30 min:
●	Partner should provide detailed ticket update to HGC INOC by phone. Partner should share any alarm detected at his managed network.

●	If the fault location is unknown, partner should perform troubleshooting with HGC INOC or HGC customer in order to isolate the problem and prove the network side.

Example:
For SDH or SONET or EoSDH related service: Partner provides loopback at B-end (last exchange ) toward A-End, HGC INOC or HGC customer try to detect this loopback at A-end or Partner to map this circuit at A-End to his tester in order to BERT this circuit and confirm the confirm the connectivity. If the BERT falls, the fault location will be between A-end and B-end (last exchange). Partner should fix this problem immediately. If the BERT OK, the problem will be located at last mile. Partner will need to dispatch engineer to customer office immediately (after customer reset customer modem or confirmed no power issue at customer side)

For IP related service: Partner should try to perform end to end ping test in order to confirm the connectivity. If the End to End ping fails, the fault location will be between A-end and B-end (last exchange). Partner should fix this problem immediately or Partner will need to dispatch engineer to customer office immediately (after customer reset customer modem or confirmed no power issue at customer side)

●	If the fault location is located and related to partner controlled portion, Partner should fix this problem within 1 hour.

Outage over 1 hour:
●	NOC of partner should internal escalate this case to her higher management.

●	Partner should update the progress of her troubleshooting action plan to HGC INOC every 30min by phone and update detailed Information in the customer portal for HGC INOC reference.

PURSUANT TO 17 C.F.R. § 240.24b-2, CONFIDENTIAL INFORMATION (INDICATED BY [x]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION

Outage Over 2 hour:
●	HGC INOC and HGC INOC manager / Tie-2 support engineer will suggest to open a conference bridge with partner NOC manager for discuss the latest progress and latest action plan for fixing this prolonged fault case.

A ii) Customer reported fault case through Partner

●	Partner receives fault case from customer.

●
Partner will open ticket to this customer and start troubleshooting. In parallel, Partner will phone to HGC INOC and provides HGC circuit ID, fault symptom and details. Besides, HGC INOC and partner will exchange both side ticket ID.

●	The timeline is applied for office and non-business hours.

Within 15 min:
●	Partner should provide preliminary ticket update to HGC INOC by phone and record more details findings in ticket system portal.

After 30 min:
●	Partner should provide ticket detail update to HGC INOC by phone. Partner should share any alarm detected at her managed network.

●	If the fault location is unknown, partner should perform some preliminary troubleshooting with HGC INOC or HGC customer in order to isolate the problem and prove the network side

Example:
For SDH or SONET or EoSDH or PDH over Ethernet related service: Partner provides loopback at B-end ( last exchange ) toward A-End, HGC INOC or HGC customer try to detect this loopback at A-end or Partner to map this circuit at A-End to his tester in order to BERT this circuit and confirm the confirm the connectivity. If the BERT fails, the fault location will be between A-end and B-end (last exchange). Partner should fix this problem immediately. If the BERT OK, the problem will be located at last mile. Partner will need to dispatch engineer to customer office immediately (after customer reset customer modem or confirmed no power Issue at customer side)

For IP related service: Partner should try to perform end to end ping test in order to confirm the connectivity. If the End to End ping fails, the fault location will be between A-end and B-end (last exchange ). Partner should fix this problem immediately or Partner will need to dispatch engineer to customer office immediately (after customer reset customer modem or confirmed no power issue at customer side)

●	If the fault location is located and related to partner controlled portion, Partner should fix this problem within 1 hour.

Outage over 1 hour:
●	NOC of partner should escalate this case internally to her higher management.

●	Partner should update the progress of his troubleshooting action plan to HGC INOC every 30min by phone and update detailed information in the customer portal for HGC INOC reference

Outage over 2 hour:
HGC INOC and HGC INOC manager / Tie-2 support engineer will suggest to open a conference bridge with partner NOC manager for discuss the latest progress and latest action plan for fixing this prolonged fault case.

B) Colocation service

HGC INOC receives Blue City related colocation remote hand service request from customer. HGC  INOC will report to partner for this request (HGC INOC will provide related Rack No, equipment / to HGC. Server reference no and service request action). Partner should create service request ticket INOC immediately.

Partner should update all action logs with timestamp in the ticket system. HGC INOC can access this action log anytime through the partner provided portal.

PURSUANT TO 17 C.F.R. § 240.24b-2, CONFIDENTIAL INFORMATION (INDICATED BY [x]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION

Within 30min:
For simple remote hand request:
Partner should complete simple remote hands within 30min after received HGC INOC request.

Partner should update HGC INOC for service request completion. HGC INOC will further confirm the request status with end customer. Partner should keep the ticket open until HGC INOC obtained the confirmation from customer.

If Partner can’t complete this service request with 1 hour, partner should internal escalate this situation to her NOC manager and notify HGC INOC the action plan for solve this problem.

B i) Simple remote hands service includes:

●	Pushing a button
●	Power cycling (turning on and off) equipment
●	Switching a toggle
●	Keying in instructions through keyboard
●	Setting a dip switch
●	Simple arrangement for the cables
●	Card re-seating
●	Observing, describing or reporting on indicator
●	Securing cabling to connections
●	Lights or display information on the equipment

B ii) Advanced remote hands service includes

* Partner should provide a notebook and partner help to connect to console cable from notebook to customer equipment console port. Besides, this notebook should install with teamviewer, VNC or PC anywhere in order to let HGC customer can remotely connect for checking her equipment.

C) Network Management System

●	Partner should provide a Network Management System portal for HGC.
HGC INOC can access this portal to check per circuit level status.

Allow checking real time current alarm on SDH/ SONET / IP equipment

Alarm history on SDH/ SONET / IP equipment
Performance monitoring (PM) in 15min/hourly and daily on SDH/ SONET circuits.

●	Partner should provide an IP traffic utilization graph portal for HGC. (eg. MRTG )

HGC INOC can access related circuit Traffic graph (hour, daily, weekly, monthly, and yearly or particular date) directly via this portal

●	Partner should extend and send his equipment alarm from her NMS to HGC central NMS for oversea partner in real time.

Partner shares her equipment alarm from her NMS to HGC via a secure connection.

The real time alarm message / trap can send from Provider's NMS to HGC centralized alarm system by using SNMP. Partner should provide corresponding MIB file to HGC in order to interrupt the related SNMP trap message.

●	Heartbeat
In order to ensure Partner SNMP is working normally. Partner SNMP server should generate a testing trap (heartbeat) to HGC centralized SNMP server in every 15 min. If no heartbeat receive in two times, HGC can indentify Partner SNMP server may be failed.

PURSUANT TO 17 C.F.R. § 240.24b-2, CONFIDENTIAL INFORMATION (INDICATED BY [x]) HAS BEEN OMITTED FROM THIS DOCUMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION

●	Partner customer portal server or SNMP server should be configured with redundancy and regular Data backup. In case of Primary server is out of order. Backup server should pick up all function Immediately.

D) Ticket System requirement

●	Partner should provide customer account for HGC in order to access Partner ticket system

●	HGC INOC can access this action log anytime through the partner provided portal.

●	Partner should record all action or event log or detected alarm (included troubleshooting, remote hand request) with timestamp in the ticket system.

●	Partner ticket system for HGC should be configured with redundancy and regular Date backup, in case of Primary server is out of order. Backup server should pick up all function immediately,

●	Ticket system should keep for ticket last for 3 years,

●	Individual ticket content should be exported in doc or pdf format.

●	Simple reporting and fault statistics analysis should be support.